Exhibit 99.1
[Form of Proxy for GulfMark Offshore, Inc.]

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SPECIAL MEETING OF STOCKHOLDERS OF
GULFMARK OFFSHORE, INC.
[                    ]
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
Please detach along perforated line and mail in the envelope provided.
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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.
Proposal to adopt the Agreement and Plan of Reorganization, dated as of October 14, 2009, by and between GulfMark Offshore, Inc., a Delaware corporation, and New GulfMark Offshore, Inc., a newly formed Delaware corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the adoption of the Agreement and Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN
Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement.
The Board of Directors has fixed the close of business on [                    ], as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.
PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

I

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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GULFMARK OFFSHORE, INC.
SPECIAL MEETING OF STOCKHOLDERS
[                                        ]
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned stockholder of GulfMark Offshore, Inc. (“GulfMark”), having received the Notice of Meeting and Proxy Statement/Prospectus on Form S-4 dated [                    ], hereby appoints [                    ] and [                    ], or either of them, as proxies, each with power to act without the other and with full power of substitution, for the undersigned to vote the number of shares of common stock of GulfMark that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of GulfMark to be held at GulfMark’s corporate headquarters at 10111 Richmond Avenue, Houston, Texas 77042, on [                    ] at 9:00 A.M., Central Standard Time, and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement/Prospectus on Form S-4 dated [                    ]:
(Continued and to be signed on the reverse side)

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PROXY VOTING INSTRUCTIONS
SPECIAL MEETING OF STOCKHOLDERS OF
GULFMARK OFFSHORE, INC.
[                    ]

INTERNET - Access “www.proxyvote.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Special Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp
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Please detach along perforated line and mail in the envelope provided IF you are not voting by telephone or through the internet.
■

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
1.
Proposal to adopt the Agreement and Plan of Reorganization, dated as of October 14, 2009, by and between GulfMark Offshore, Inc., a Delaware corporation, and New GulfMark Offshore, Inc., a newly formed Delaware corporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN
2.
Proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the adoption of the Agreement and Plan of Reorganization.

☐ FOR	☐ AGAINST	☐ ABSTAIN
Your Board of Directors has approved and recommends that you vote “FOR” all of the proposals that are discussed in more detail in the attached proxy statement.
The Board of Directors has fixed the close of business on [                    ], as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments of the meeting. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the meeting.
PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.
I

To change the address on your account, please check the box at right and indicate your new address in the address space above.
Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

■	Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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